www.validusholdings.com Investor Presentation Third Quarter 2017 Validus Holdings, Ltd.

This presentation may include forward-looking statements, both with respect to Validus Holdings, Ltd. (“Validus” or the “Company”) and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements, many of which are beyond the Company’s control. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of Validus’ risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets; 5) statutory or regulatory developments including tax policy, reinsurance and other regulatory matters; 6) Validus’ ability to implement its business strategy during “soft” as well as “hard” markets; 7) adequacy of Validus’ loss reserves; 8) continued availability of capital and financing; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) Validus’ ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 14) the integration of businesses Validus may acquire or new business ventures Validus may start; 15) the effect on Validus’ investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; and 17) availability of reinsurance and retrocessional coverage, as well as management’s response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10- Q and other documents on file with or furnished to the U.S. Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except as required by law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Cautionary Note Regarding Forward-Looking Statements 2

• Since its founding in 2005, Validus has expanded its platform to include a U.S. specialty insurer, Lloyd’s syndicate, third party reinsurance asset manager and global reinsurer • The diversified portfolio as measured by gross premium written is comprised of 47% insurance and 53% reinsurance for the 12 months ended September 30, 2017 • Business plan since formation has been to focus on short-tail lines with strategic diversification into select longer-tail classes • Maintained a focus on underwriting profits in conjunction with a strong balance sheet • Profitable in all 11 years of operation, 2006 through 2016 • Delivered outstanding financial results since 2007 IPO as measured by growth in book value per diluted common share plus accumulated dividends • Active capital management, returning $4.0 billion to investors through repurchases and dividends from Validus’ 2007 IPO through November 1, 2017 Validus Group – Key Accomplishments 3

Validus Group of Companies • U.S. specialty property and casualty underwriter • Focused on Excess and Surplus Lines in the U.S. and Agriculture with the addition of CRS in 2017 • Pioneer in the binding authority business • 19% of last 12 months GPW as of September 30, 2017 • Investment advisor • Focused on managing capital for third parties and Validus in ILS and other property catastrophe and specialty reinsurance investments • AUM of $2.9 billion(1) as of October 1, 2017 • 11% of last 12 months GPW as of September 30, 2017 • Lloyd’s of London Syndicate • Focused on short-tail specialty lines in the Lloyd’s of London market • Market leader in War & Terror, Energy and Marine Classes • 32% of last 12 months GPW as of September 30, 2017 • Global reinsurer • Focused primarily on treaty reinsurance, including property cat • Specializing in Property CAT XOL, Marine, and Specialty, including Agriculture • 38% of last 12 months GPW as of September 30, 2017 Validus Research – Provides Analytical Support Across All Platforms 1) Assets under management (AUM) of $2.9 billion includes $2.7 billion of third party investment and $0.2 billion of related party investment. • U.S. specialty internal MGA • Writes brokerage and program business on behalf of Talbot and Western World 4

Validus Research – Depth of Resources • Research – Validus Group’s thought leader in catastrophe risk quantification and model development – Post-Doctoral expertise in physical and data sciences including seismology, atmospheric sciences, hydrology, structural engineering, and statistics – Responsibility for the Validus View of Risk – derived from independent research/validation with the agility to reflect latest science and experience in a responsive way • Catastrophe Modeling – Rigorous analyses/investigations of insurance/reinsurance transactions with a heavy focus on exposure data quality – Over 60 years of combined catastrophe modeling experience applying and evolving industry best practice • Software Engineering – Continuous evolution of our core underwriting, portfolio and risk management systems, including the Validus Capital Allocation and Pricing System (VCAPS) 5

0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 09/30/06 09/30/07 09/30/08 09/30/09 09/30/10 09/30/11 09/30/12 09/30/13 09/30/14 09/30/15 09/30/16 09/30/17 U SD M iil lio ns Total shareholders' equity available to Validus AlphaCat AUM Market Footprint of $6.8 Billion USD: Shareholders’ Equity Available to Validus + AlphaCat AUM Acquisition of Talbot 07/02/2007 Validus IPO 07/30/2007 Acquisition of IPC 09/04/2009 Founding of AlphaCat 07/29/2008 Launch of AlphaCat Sidecars 05/23/2011 Acquisition of Longhorn Re 04/25/2013 Launch of AlphaCat Opportunities Fund 01/01/ 2016 Acquisition of Western World 10/02/2014 Acquisition of Flagstone 11/30/2012 Launch of BetaCat Fund 10/01/2014 6 Acquisition of Crop Risk Services 05/01/2017 Launch of AlphaCat Advantage Fund 01/01/2013

Global Operating Platform 7 Global operations with offices in Bermuda, United States, United Kingdom, Australia, Canada, Chile, Singapore, Switzerland and United Arab Emirates Atlanta | Boston | Decatur | Dubai | Hamilton | London | Miami | New York | Parsippany | Santiago | Scottsdale | Singapore | Sydney | Waterloo | Zurich

10.7% Compound Annual Growth in Diluted BVPS Plus Accumulated Dividends from Company Formation Through September 30, 2017 Growth in Book Value Per Diluted Share Plus Accumulated Dividends 8 16.93 19.73 24.00 23.78 29.68 32.98 32.28 35.22 36.23 39.65 42.33 44.97 43.13 0.80 1.60 2.48 3.48 4.48 7.68 8.88 10.16 11.56 12.70 16.93 19.73 24.00 24.58 31.28 35.46 35.76 39.70 43.91 48.53 52.49 56.53 55.83 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 $55.00 $60.00 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Diluted BVPS Cumulative Dividends Diluted BVPS plus Accumulated Dividends

1) Source: SNL Financial. 2) VR starting point is Pro Forma diluted BVPS at September 30, 2007 of $20.89 as disclosed in the VR IPO Prospectus. 3) Book value per diluted share calculation includes impact of quarterly and special dividends. Compound Growth in Book Value per Diluted Share Versus Peers From VR IPO Through September 30, 2017 9 13.8% 10.8% 10.1% 9.9% 9.6% 7.5% 7.2% 5.4% -1.1% -2.0% 3.0% 8.0% 13.0% 18.0% ACGL RNR VR RE AXS AHL Y AGII XL

Gross Premium Written of $2.8 Billion – Last twelve months to September 30, 2017 1) $2.8 billion consolidated gross premiums written net of $29 million of intersegment eliminations. By Operating SegmentBy Class of Business Mix of Business 10 Specialty 36% Other Property 18% Property Cat XOL 14% Marine 12% AlphaCat 11% Liability 9% Validus Re 38% Talbot 32% Western World 19% AlphaCat 11%

Business Mix Development from 2010 to Today 1) Business mix based on gross premiums written net of intersegment eliminations. 2) All data points are as of December 31, except for 2017 which is for the last twelve months as of September 30, 2017. 11 Mix Shift = More Specialty, Less Cat XOL and Marine 23% 23% 20% 16% 19% 19% 19% 18% 28% 28% 28% 26% 21% 16% 13% 14% 1% 1% 1% 6% 5% 7% 10% 11% 26% 27% 30% 24% 24% 18% 14% 12% 22% 21% 21% 28% 29% 31% 35% 36% 2% 9% 9% 9% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2010 2011 2012 2013 2014 2015 2016 2017 (2) Other Property Property Cat XOL AlphaCat Marine Specialty Liability

Growth and Diversification Gross Premiums Written in $US Millions – 2006 to Year to Date (“YTD”) 2017 1) 2014 Gross Premiums Written for Western World cover the time period from the acquisition by Validus on October 2, 2014 through December 31, 2014. 2) The table above excludes inter-segment eliminations. 3) All data points are as of December 31, except for 2017 which is as of September 30. 12 541 702 688 768 1,089 1,114 1,132 1,227 1,119 1,127 1,111 1,071 287 709 920 981 1,014 1,079 1,092 1,102 1,019 971 703 12 76 22 131 127 176 270 298 65 279 323 460 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD Validus Re Talbot AlphaCat Western World

Adapting to Market Demand 1) 2006 was the first full year of operations for Validus. 2) GPW for 2006 is for the full year. GPW for 2017 is for the last twelve months as of September 30, 2017. 3) The acquisition of Crop Risk Services closed on May 1, 2017. Growth and Diversification in VR’s Business Since Inception Reinsurance 100% 2006 GPW(1) $541 million 2017 GPW(2) $2,847 million • Significant growth in GPW through acquisitions of: – 2007 – Talbot – 2009 – 2013: IPCRe, Flagstone, Longhorn Re – 2014 – Western World – 2017 – Crop Risk Services (3) • Improved portfolio balance in insurance through Talbot and Western World acquisitions • AlphaCat established in 2008 to capitalize on the insurance linked securities market • Access to multiple sources of capital to respond to business opportunities as presented 13 Reinsurance 53% Insurance 47%

Business Mix – Reinsurance and Insurance 1) 2006 was the first full year of operations for Validus. 2) The above table includes inter-segment eliminations. 3) All data points are as of December 31, except for 2017 which is as of September 30. Gross Premiums Written in $US Millions 14 541 725 779 861 1,193 1,311 1,259 1,505 1,341 1,394 1,501 1,458 264 584 760 798 814 907 896 1,018 1,164 1,148 1,050 541 989 1,363 1,621 1,991 2,125 2,166 2,401 2,359 2,558 2,649 2,508 0 500 1,000 1,500 2,000 2,500 3,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD Insurance Reinsurance

Insurance Underwriting Income – Validus Versus Peers 1) Source: SEC filings and other public disclosures. 2) Validus insurance underwriting income includes Western World and Talbot’s direct insurance and facultative reinsurance. 3) AGII is excluded as they do not disclose underwriting income as insurance / reinsurance. 4) RNR is excluded as they are deemed to be all reinsurance. Insurance Underwriting Income in $US Millions: 2012 - 2016 15 710 470 396 308 239 73 (558) (600) (400) (200) 0 200 400 600 800 XL Y VR AXS ACGL AHL RE

Underwriting Income – Validus Versus Peers 1) Source: SEC filings and other public disclosures. 2) AGII is excluded as they do not disclose underwriting income as insurance / reinsurance. 3) RNR is deemed to be all reinsurance. Underwriting Income in $US Millions: 2012 - 2016 16 3,837 1,857 2,488 1,736 1,533 1,722 1,426 992 (558) 710 396 470 239 308 73 (500) 0 500 1,000 1,500 2,000 2,500 3,000 RE XL RNR VR Y ACGL AXS AHL Reinsurance Income Insurance Income

Q3 2017 Financial Results

Gross premiums written of **$524 million**

(Increases of 84% at Western World, 517% at AlphaCat and 62% at Validus Re)

Net (loss) attributable to Validus common shareholders of **$(250) million** and diluted (loss) per share of **$(3.17)**

(27.3)% ROAE and **(27.7)%** net operating ROAE

138.8% combined ratio[3]

(152.8% at Validus Re, 136.6% at Talbot and 114.5% at Western World)

Net operating (loss) attributable to Validus common shareholders of **$(254) million** and diluted operating (loss) per share of **$(3.22)**

Book value per diluted share of **$43.13**

(6.3)% change in book value per diluted common share (inclusive of dividends) in Q3 2017

1) Validus diluted book value per share, operating income, operating (loss) earnings per share and operating ROAE are non-GAAP financial measures. For further details, please refer to the "Non-GAAP Financial Measures" section included in Part I, Item 2 of the Company's most recent Form 10-Q.
2) ROAE and net operating ROAE calculations are annualized.
3) Combined ratio excludes AlphaCat, which includes results attributable to AlphaCat's third party investors and noncontrolling interests.

VALIDUS

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Validus Re – Highlights Gross Premium Written - $1.1 Billion last twelve months to September 30, 2017 Validus Re Overview 1) Validus Re financial information is based on reporting of the Validus Re segment which does not include AlphaCat. 2) YTD figures are as of September 30, 2017. 3) Other Specialty class includes Aerospace & Aviation, Casualty, Composite, Contingency, Crisis Management, Financial, Life and A&H, Technical Lines, Terrorism, Trade Credit, and Workers' Compensation. Other Property class includes Per Risk XOL and Proportional. • Validus Re formed in October 2005 as the first operating subsidiary of Validus Holdings, Ltd. • Headquartered in Bermuda with overseas offices in Asia, Continental Europe and Latin America • Global provider focused on treaty reinsurance including – Property catastrophe – Marine and energy – Specialty lines • A.M. Best rating of A (Stable); S&P Rating of A (Stable) 18 Property Cat XOL 35% Other Property 10% Other Specialty 20% Agriculture 15% Marine 10% Casualty 10% 278 92 413 240 16 228 443 387 281 268 (2) -$50 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD Net Underwriting Income (Loss) in $US Millions

Validus Re – Business Mix Development 19 1) All data points are as of December 31, except for 2017 which is for the last twelve months as of September 30, 2017. GPW mix by product line 51% 52% 52% 50% 45% 37% 31% 35% 20% 18% 15% 10% 10% 11% 11% 10% 1% 1% 1% 14% 13% 24% 22% 15% 7% 8% 9% 10% 15% 14% 18% 20% 21% 21% 23% 16% 17% 13% 10% 10% 1% 8% 10% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2010 2011 2012 2013 2014 2015 2016 2017 (1) Property - Cat XOL Other Property Agriculture Other Specialty Marine Casualty

AlphaCat – Highlights AlphaCat Overview Assets Under Management Expressed in $US Millions 1) AlphaCat financial information is based on reporting of the AlphaCat segment. 2) AlphaCat began operations in 2008, and became a stand alone segment in 2012. Q3 2017 Performance • Generated management fee revenue of $6 million • Validus’ share of AlphaCat (loss) of $(28) million • Investment advisor managing capital for third parties and Validus in ILS and other property catastrophe and specialty reinsurance investments • AlphaCat brand was established in 2008 • In 2011, AlphaCat opened access to external investors • As of October 1, 2017, AlphaCat had $2.9 billion in assets under management 20 1,534 2,060 2,499 2,692 347 327 243 168 - 500 1,000 1,500 2,000 2,500 3,000 3,500 1-Jan-15 1-Jan-16 1-Jan-17 1-Oct-17 Third Party Related Party

Talbot – Highlights Gross Premium Written - $921 Million last twelve months to September 30, 2017 Talbot Overview Net Underwriting Income (Loss) in $US Millions • Founded in 2001 and acquired by Validus in 2007 • Significant competitive position • Focus is on short-tail business with meaningful market position in targeted classes • By design, Talbot is underweight in Casualty, Casualty Treaty and Property Treaty classes • Headquartered in London with strategically placed offices in international hubs – Dubai, Miami, New York, Santiago, Singapore and Sydney 1) Talbot financial information is based on reporting of the Talbot segment. 2) YTD 2017 figures are as of September 30, 2017. 3) Energy is Downstream Energy and Power. Other includes Accident & Health and Contingency lines. 21 Marine 26% Property 23%Political Lines 22% Energy 9% Aviation 9% Fin. Lines 6% Other 5% 79 46 79 72 11 85 169 108 136 33 (45) -$100 -$50 $0 $50 $100 $150 $200 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD

Western World – Highlights Gross Premium Written - $547 Million last twelve months to September 30, 2017 Western World Overview 1) Western World financial information is based on reporting of the Western World segment. • Founded in 1964 and acquired by Validus in 2014 • Focused on US small enterprise business - E&S and admitted • Headquartered in Parsippany with offices across the United States in Atlanta, Boston, Decatur, New York and Scottsdale • Business plan since acquisition has been to focus on contract binding with strategic diversification into other specialty classes of business including: – Property: Contract and Brokerage – Flood – Homeowners’ non-admitted – Financial Institutions, D&O and E&O – Cyber – Acquired Crop Risk Services to write agricultural business: multi peril and private products • Western World Integrated Platform (“WWIP”) is a technological competitive advantage 22 Property 24% Liability 46% Agriculture 30%

1) A full explanation and disclaimer is contained in the notes on other financial and exposure measures found in the Appendix hereto. 2) 1:100 year PML as a % of capital and shareholders’ equity is based on United States Hurricane PML. 3) Validus Re net maximum zonal aggregate includes Validus share of AlphaCat limits, excludes Western World and the limits supported by the Funds at Lloyd’s provided by Validus Re. 4) Peak US hurricane PML down 22% as compared to the January 1, 2013 portfolio, the historical high point. Transparent Risk Disclosure – October 1, 2017 Portfolio Peak Zone PML 23 Peak US Hurricane PML Down 22% Since 2013 Consolidated (Validus Re, Talbot and Western World) Estimated Net Loss Zones Perils 20 year return period 50 year return period 100 year return period 250 year return period Validus Re Net Maximum Zonal Aggregate United States Hurricane 272,688 531,267 755,747 1,002,419 1,769,395 California Earthquake 70,238 193,206 367,941 622,943 1,622,881 Europe Windstorm 87,734 194,143 402,578 689,535 1,444,805 Japan Earthquake 56,205 146,415 199,550 314,354 1,019,641 Japan Typhoon 73,039 153,150 262,024 371,557 953,033 1:100 year PML equal to 16.0% of quarter end capital, 19.2% of shareholders’ equity available to Validus

Net Probable Maximum Loss (1:100) by Zone and Peril Compared to Total Capitalization Substantial Capital Margin Above Risk Appetites 1) A full explanation and disclaimer is contained in the notes on other financial and exposure measures found in the Appendix hereto. 2) Consolidated (Validus Re, Talbot and Western World) estimated net loss 1:100 year PML as a % of total capitalization. 3) Total capitalization equals total shareholder's equity less noncontrolling interests plus Senior Notes and Junior Subordinated Deferrable Debentures. 4) All data points are as at January 1, except 2017 which is as at October 1. 1:100 PML Internal Risk Appetite 24 0% 5% 10% 15% 20% 25% 2012 2013 2014 2015 2016 2017 United States Hurricane California Earthquake Europe Windstorm Japan Earthquake Japan Typhoon

Realistic Disaster Scenarios

Consolidated (Validus Re, Talbot and Western World) Estimated Exposures to Specified Loss Scenarios - As of July 1, 2017
(Expressed in millions of U.S. Dollars, except share and per share information)

Type	Catastrophe Scenarios	Description		Estimated Consolidated (Validus Re, Talbot and Western World) Net Loss	% of latest 12 Months Consolidated Net Premiums Earned
Marine	Loss of major complex	Total loss to all platforms and bridge links of a major oil complex	$	173.3	7.0%
Marine	Major cruise vessel incident	US-owned cruise vessel sunk or severely damaged		147.3	6.0%
Marine	Marine collision	Fully laden tanker collides with a cruise vessel in US waters		111.6	4.5%
Political Risks	South East Asia	Chinese economy has a "hard landing" with sharp fall in growth rates; regional contagion		177.4	7.2%
Political Risks	Russia	The Russian corporate sector struggles to deal with the effects of crashing commodity and stock prices		62.2	2.5%
Political Risks	Turkey	Severe economic crisis in Turkey due to political upheaval		50.1	2.0%
Political Risks	Nigeria	Severe economic, political and social crisis in Nigeria leads to widespread civil unrest		49.8	2.0%
Political Risks	Middle East	US and Iran escalate into military confrontation; regional contagion		88.2	3.6%
Aviation	Aviation collision	Collision of two aircraft over a major city		34.0	1.4%
Satellite	Solar flare	Large single or sequence of proton flares results in loss to all satellites in synchronous orbit		54.7	2.2%
Satellite	Generic defect	Undetected defect in a number of operational satellites causing major loss		29.4	1.2%
Terrorism	Rockefeller Center	Midtown Manhattan suffers a 2-tonne conventional bomb blast		96.2	3.9%
Terrorism	One World Trade Center	Lower Manhattan suffers a 2-tonne conventional bomb blast		45.3	1.8%
Liability	Professional lines	Failure or collapse of a major corporation		42.4	1.7%
Liability	Professional lines	UK pensions mis-selling		19.1	0.8%
Cyber	Major data security breach	Simultaneous cyber-attacks on organizations within one industrial sector; loss of customer data		74.6	3.0%

VALIDUS

1) A full explanation and disclaimer is contained in the notes on other financial and exposure measures found in the Appendix hereto.

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Active Capital Management Expressed in millions of U.S. Dollars 1) Inception to date capital management includes $14 million of dividends on preferred shares. 2) Inception to date and YTD 2017 capital management actions of $4.0 billion is through November 1, 2017. Capital Management Inception to Date of $4.0 Billion(1) • On Feb 3, 2015 Validus reset the common share repurchase authorization to $750 million • Remaining authorization of $302 million • On February 9, 2017 Validus increased the quarterly dividend to $0.38 per share • 2017 YTD capital management of $122 million ― Common share repurchases of $18 million ― Common share dividends of $94 million ― Preferred share dividends of $10 million Capital Management 26 2,723 1,038 231 Special Dividend Common Share Dividends Share Repurchases

Managed Investment Portfolio at September 30, 2017 • Total managed investments, cash and cash equivalents and restricted cash of $7.0 billion – Emphasis on the preservation of invested assets – Provision of sufficient liquidity for prompt payment of claims – Comprehensive portfolio disclosure • Average portfolio rating of AA- • Duration of 2.04 years • Q3 2017 annualized investment yield: 2.23% (Q3 2016: 2.58%) 1) Validus has $10.0 billion total investments, cash and cash equivalents and restricted cash inclusive of investments supporting AlphaCat collateralized business. 27 21.1% 13.8% 11.9% 8.6% 7.5% 6.8% 6.7% 5.6% 4.5% 4.2% 3.7% 3.0% 1.3% 0.7% 0.6% 0% 5% 10% 15% 20% 25% U.S. corporate Cash Agency RMBS U.S. Govt. and Agency ABS Other Bank loans Non-U.S. corporate CMBS Non-U.S. Govt. and Agency Short term State and local Investment affiliates Restricted cash Non-Agency RMBS

Invested Asset Strategy and Performance • In 2014, Validus set out to increase portfolio yield without increasing tail risk. Validus’ Chief Investment Officer worked with our risk and financial modeling teams to establish a new portfolio allocation • Our managed portfolio is conservatively positioned and asset allocation is continually evaluated to balance capital preservation and liquidity needs with reasonable return expectations 28 1.91% 1.90% 1.79% 2.34% 2.58% 2.25% 2.27% 2.35% 2.23% 1.89% 1.92% 1.91% 1.99% 2.15% 2.24% 2.36% 2.36% 2.28% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 2.60% 2.80% Sep-30-15 Dec-31-15 Mar-31-16 Jun-30-16 Sep-30-16 Dec-31-16 Mar-31-17 Jun-30-17 Sep-30-17 Quarter Annualized Yield Rolling 4-Quarter Annualized Yield

Loss Reserves at September 30, 2017 • Gross reserves for losses and loss expenses of $4.9 billion • $3.6 billion net of reinsurance • Q3 notable losses - Hurricane Harvey of $146 million, Hurricane Irma of $163 million and Hurricane Maria of $58 million • No non-notable losses in Q3 • Favorable reserve development during Q3 2017: – Validus Re: $48 million – AlphaCat: $24 million – Talbot: $3 million – Western World: $nil Net Favorable Reserve Development Expressed in $US Millions Validus Gross Reserve Mix 1) Q3 notable losses include Validus’ share of net losses and loss expenses less the net impact on premiums earned, including reinstatement premiums assumed and ceded, and the net impact of accelerating unearned premiums assumed and ceded. 2) Notable loss events are loss events which aggregate to over $30 million on a consolidated basis. Non-notable loss events are loss events which aggregate to over $15 million but less than $30 million on a consolidated basis. 29 Case Reserves 26% IBNR Reserves 74% 202 33 42 51 38 59 14 20 5 11 5 16 $0 $50 $100 $150 $200 $250 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Non-event Event

97 47 45 38 3 49 (10) (9) (6) (2) 29 90 68 30 20 96 83 58 20 72 91 41 95 43 91 175 223 259 306 216 ($15) $35 $85 $135 $185 $235 $285 $335 2012 2013 2014 2015 2016 Before 2010 2010 2011 2012 2013 2014 2015 Development of Prior Period Loss Reserves by Accident Year Development of Prior Period Loss Reserves in $US Millions – 2012 to 2016 30

• Global insurance and reinsurance business • Size and scale to compete effectively in targeted markets • Four distinct yet complementary operating segments • Focused on short-tail lines with strategic diversification into select longer-tail classes • Profitable in all 11 years of operation • Short duration, highly liquid, conservative balance sheet • Transparent risk disclosure Continue to be Well Positioned for 2017 and Beyond 31

Investor Presentation Appendix Validus Holdings, Ltd.

Gross premiums written of $2,649 million (Increases of 54% at AlphaCat and 16% at Western World) 9.7% ROAE and 8.7% net operating ROAE 1) Validus diluted book value per share, operating income, operating earnings per share and operating ROAE are non-GAAP financial measures. For further details, please refer to the “Non-GAAP Financial Measures” section included in Part II, Item 7 of the Company’s most recent Form 10-K. 84.2% combined ratio (71.6% at Validus Re, 95.9% at Talbot and 107.6% at Western World) Net income available to Validus common shareholders of $359 million and diluted earnings per share of $4.36 Book value per diluted share of $44.97 9.5% growth (including dividends) in 2016 Full Year 2016 Financial Results Net operating income available to Validus common shareholders of $321 million and diluted operating earnings per share of $3.90 33

Selected Market Information at September 30, 2017 Exchange/Ticker: Share Price: Primary Shares Outstanding: Primary Market Capitalization: Annual Dividend/Yield: NYSE / “VR” $49.21 79,457,253 $3.9 billion $1.52 per share (3.09%) 1) Validus increased its quarterly common share dividend to $0.38 from $0.35 on February 9, 2017. 34

Crop Risk Services – Highlights

Company Overview

- First established in 1982 as ASI Agriserve Inc. ("ASI")
- In 2010, ADM acquired 100% of the shares of ASI and the company became ADM Crop Risk Services
- Acquired by Validus Group on May 1, 2017
- Primary crop insurance general agent headquartered in Decatur, IL with over 400 employees
- 86% of gross premiums written ("GPW") is multi-peril crop insurance ("MPCI") and 14% private crop insurance products
- Total 2016 GPW of $555.0 million

Geography Mix RY 2016[2]


Other
20%
IL
13%
TX
12%
MN
7%
WI
7%
ND
6%
IN
6%
SD
5%
OH
5%
OK
5%
AR
4%
KS
4%
NE
4%

Crop Mix RY 2016[2]


Corn
48%
Soybean
23%
Wheat
10%
Cotton
7%
Other
12%

Key Highlights

- Stratford Insurance Company, a Western World subsidiary, is the Standard Reinsurance Agreement ("SRA") holder and Approved Insurance Provider ("AIP")
- #9 ranked U.S. crop writer with 5.1% market share
- Scaled business with 1,170 agents across 36 states
- Successful joint marketing partnership with ADM grain division
- Strong value proposition for farmers and knowledge of their needs
- Strong management team with significant experience and relationships in the crop industry
- Operational excellence in claims, marketing and origination
- Leading technology, data and analytics integration to improve service and efficiency

VALIDUS

1) RY represents Reinsurance Year.
2) Mix figures represent MPCI for RY2016, source ADM CRS Management.
3) CRS #9 US crop writer ranking and market share data represents RY2016, source National Crop Insurance Services.

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Net Loss Estimates Net loss estimates and zonal aggregates are before income tax, net of reinstatement premiums, and net of reinsurance and retrocessional recoveries. The estimates set forth above are based on an Occurrence basis on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly mis-estimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models such as RMS, AIR and EQECAT, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions. These assumptions will evolve following any actual event. Accordingly, if the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. In addition, many risks such as second-event covers, aggregate excess of loss, or attritional loss components cannot be fully evaluated using the vendor models. Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code. The Company has presented the Company Realistic Disaster Scenarios for non-natural catastrophe events. Twice yearly, Lloyd's syndicates' including the Company's Talbot Syndicate 1183 are required to provide details of their potential exposures to specific disaster scenarios. Lloyd’s makes its updated Realistic Disaster Scenarios (RDS) guidance available to the market annually. The RDS scenario specification document for 2016 can be accessed at the RDS part of the Lloyd's public website: http://www.lloyds.com/the-market/tools-and-resources/research/exposure-management/realistic-disaster-scenarios. The Consolidated Net Premiums Earned used in the calculation represent the latest 12 months of net premiums earned up to September 30, 2017. Modeling catastrophe threat scenarios is a complex exercise involving numerous variables and is inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses incurred by the Company to differ materially from those expressed above. Should an event occur, the modeled outcomes may prove inadequate, possibly materially so. This may occur for a number of reasons including, legal requirements, model deficiency, non-modeled risks or data inaccuracies. Notes on Other Financial and Exposure Measures 36

Notes on Other Financial and Exposure Measures - Continued A modeled outcome of net loss from a single event also relies in significant part on the reinsurance and retrocession arrangements in place, or expected to be in place at the time of the analysis, and may change during the year. Modeled outcomes assume that the reinsurance and retrocession in place responds as expected with minimal reinsurance failure or dispute. Reinsurance is purchased to match the original exposure as far as possible, but it is possible for there to be a mismatch or gap in cover which could result in higher than modeled losses to the Company. In addition, many parts of the reinsurance program are purchased with limited reinstatements and, therefore, the number of claims or events which may be recovered from second or subsequent events is limited. It should also be noted that renewal dates of the reinsurance program do not necessarily coincide with those of the inwards business written. Where original business is not protected by risks attaching reinsurance or retrocession programs, the programs could expire resulting in an increase in the possible net loss retained by the Company. Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events. The events presented reflect a specific set of prescribed calculations and do not necessarily reflect all events that may impact the Company. 37

Street Address: 29 Richmond Road Pembroke, Bermuda HM 08 Mailing Address: Suite 1790 48 Par-la-Ville Road Hamilton, Bermuda HM 11 Telephone: +1-441-278-9000 Email: investor.relations@validusholdings.com For more information on our company, products and management team please visit our website at: www.validusholdings.com